UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AvidXchange Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

AVIDXCHANGE HOLDINGS, INC.

2023 Annual Meeting
Vote by June 21, 2023
11:59 PM ET



AVIDXCHANGE HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

V13109-P86192

You invested in AVIDXCHANGE HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 22, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Shareholder Meeting Registration: To attend and vote at the meeting, go to the "Register for Meeting" link at www.proxyvote.com. For driving directions to the Annual Meeting, please see the map for our "Charlotte, NC - Corporate HQ" on our website at www.avidxchange.com under "About - About Avid Xchange."

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 22, 2023
3:00 PM Eastern Time

The Stairatorium at AvidXchange
1210 AvidXchange Lane
Charlotte, NC 28206

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.2

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items

Recommends

1. Election of Class II Directors
Nominees: 01) J. Michael McGuire

For
02) Asif Ramji
03) Sonali Sambhus
2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the company’s Independent Registered Public

For Accounting Firm for the fiscal year ending December 31, 2023.

3. A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For
4. A proposal to approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the
1 Year compensation of the Company’s named executive officers.
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V13110-P86192